UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  June 9, 2006

BANNER RESOURCES INC. (Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-128586 (Commission File Number)	98-0446606 (IRS Employer Identification No.)

902 KINGS AVENUE WEST VANCOUVER, BRITISH COLUMBIA, CANADA V7T 2B7 (Address of Principal Executive Offices) (Zip Code)

(604) 926-0508
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 9, 2006, the board of directors accepted the resignation of Jamie H. Disher as the president, secretary, treasurer and as a director of Banner Resources Inc. Mr. Disher served as the Registrant’s president, secretary, treasurer and as a member of its board of directors since its incorporation. Mr. Disher resigned from these positions to pursue other business interests effective immediately upon acceptance of his resignation by the board of directors.

Concurrent with the acceptance of Mr. Disher’s resignation, the board appointed Robert Krause, a director, to serve as the Registrant’s interim president, secretary and treasurer, effective June 9, 2006.

A copy of this Form 8-K has been furnished to Mr. Disher.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANNER RESOURCES INC.
(Registrant)

Dated: June 12, 2006	By: /s/ Robert Krause
Robert Krause President, Secretary, Treasurer and Director